MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST        Two World Trade Center,
LETTER TO THE SHAREHOLDERS July 31, 1998               New York, New York 10048


DEAR SHAREHOLDER:

Trends in the broad market continued to be reflected in the health-care sector in the first half of 1998 as small-cap stocks continued to struggle. Concerns over problems in Asia have focused investor attention on larger, more liquid securities, causing the "nifty fifty" stocks to significantly outperform their small and mid-cap brethren.

Further, revolutionary products continue to boost the earnings growth of many of the large-cap pharmaceutical companies. The popularity of these new drugs, such as Viagra, has demonstrated a "new consumerism" in health care. Historically, demand for new drugs has been driven by doctor prescriptions. What the Viagra craze demonstrates is that today's health-care consumers are much more aware of new forms of therapy. Unfortunately, this has made it more difficult for the management of HMOs to anticipate the demand for new therapies. Thus, HMOs were down for the first half of 1998 and we expect the group to continue to underperform over the foreseeable future as many companies wrestle with rising medical costs.


FUND PERFORMANCE

For the fiscal year ended July 31, 1998, the Fund's Class B shares produced a total return of 9.33 percent versus 19.28 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 15.46 percent for the Lipper Health/Biotechnology Funds Index (Lipper Index). The Fund's underperformance can be attributed primarily to its underweighting in large-cap health-care stocks (particularly pharmaceuticals) and its overweighting in small-cap health-care stocks.

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares from inception (October 30, 1992) through the fiscal year ended July 31, 1998 versus similar investments in the issues that comprise the S&P 500 and the Lipper Index.


PORTFOLIO REVIEW

During this fiscal period, large-cap pharmaceutical holdings continued to do well, especially Schering-Plough. Thus, we have dramatically increased

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
LETTER TO THE SHAREHOLDERS July 31, 1998, continued

our holdings in this sector, including Eli Lilly and Warner Lambert, in anticipation of strong earnings in the second half of calendar year 1998. Thanks to strong prescription unit growth in the United States, drug distribution stocks, such as McKesson, were also strong. HBO & Co. and other health-care information stocks performed well as a result of hospitals scrambling to upgrade their systems by the year 2000. Other areas in which holdings increased include medical device stocks, where there are a number of companies entering new product cycles, and drug retailers, where we foresee continued consolidation, positive sales trends and limited Asian exposure.

Conversely, small-cap biotechnology stocks languished, as evidenced by the Amex Biotech Index turning in flat performance for the fiscal year. Thus, we dramatically reduced the Fund's exposure to small-cap stocks as it became apparent that investors were uncomfortable with the lack of earnings visibility and liquidity characteristic of many of the names. We recognize that there is a valuation gap favoring small-cap stocks but it is our belief that over the next few quarters investors will continue to focus on larger, more defensive stocks.


On a weighted average basis the Fund's average market capitalization, which on December 31 1997 was $6.9 billion, is currently more than $20 billion, a significant increase over the prior reporting period.


LOOKING AHEAD

With the outlook for the global economy uncertain, we expect volatility in the financial markets to persist. However, we believe the fundamentals for the health-care sector should remain robust, since the demand for health care abides in both good and bad economic times. These strong fundamentals, combined with global uncertainty, should allow health-care stocks to potentially outperform the broader market in the second half of the year. We will continue to look for larger health-care companies with established track records of consistent earnings growth in their own segments of the industry and feel confident that the Fund is positioned to outperform during the second half of calendar year 1998.


Very truly yours,


/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FUND PERFORMANCE July 31, 1998

                           GROWTH OF $10,000 CLASS B

     DATE                TOTAL             S&P 500          LIPPER
--------------------------------------------------------------------------------
October 30, 1992         $10,000           $10,000          $10,000
--------------------------------------------------------------------------------
July 31, 1993             $9,220           $10,932           $9,437
--------------------------------------------------------------------------------
July 31, 1994             $9,320           $11,496          $10,253
--------------------------------------------------------------------------------
July 31, 1995            $12,880           $14,489          $13,881
--------------------------------------------------------------------------------
July 31, 1996            $16,079           $16,881          $16,455
--------------------------------------------------------------------------------
July 31, 1997            $17,293           $25,670          $21,890
--------------------------------------------------------------------------------
July 31, 1998            $18,806(3)        $30,618          $25,274
--------------------------------------------------------------------------------

                      -- FUND -- S&P 500(4) -- LIPPER(5)

past performance is not predictive of future returns. Performance for Class A, Class C and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.

                                        AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------------------------------------
              CLASS B SHARES**                                             CLASS A SHARES+
----------------------------------------------------    --------------------------------------------------
PERIOD ENDED 7/31/98                                    PERIOD ENDED 7/31/98
--------------------                                    --------------------
1 Year                          9.33%(1)    4.33%(2)    1 Year                       9.94%(1)     4.17%(2)
5 Years                        15.45%(1)   15.22%(2)    Since Inception (7/28/97)   10.37%(1)     4.62%(2)
Since Inception (10/30/92)     11.71%(1)   11.61%(2)

              CLASS C SHARES++                                             CLASS D SHARES++
----------------------------------------------------    --------------------------------------------------
PERIOD ENDED 7/31/98                                    PERIOD ENDED 7/31/98
--------------------                                    --------------------
1 Year                          9.40%(1)    8.40%(2)    1 Year                      10.22%(1)
Since Inception (7/28/97)       9.83%(1)    9.83%(2)    Since Inception (7/28/97)   10.65%(1)


---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value after the deduction of a 1% contingent deferred sales charge
     (CDSC), assuming a complete redemption on July 31, 1998.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Health/Biotechnology Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Health/Biotechnology Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this index.
 * For periods of less than one year, the Fund quotes its total return on a non-annualized basis.
 **  The maximum CDSC for Class B shares is 5.00%. The CDSC declines to 0%
     after six years.
 +   The maximum front-end sales charge for Class A shares is 5.25%.
 ++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
 ++  Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1998

 NUMBER OF
  SHARES                                                  VALUE
-------------------------------------------------------------------
             COMMON STOCKS (93.8%)
             Biotechnology (8.0%)
 120,000     Amgen Inc.* ...........................   $  8,805,000
 120,000     Biogen, Inc.* .........................      6,667,500
  33,200     Biomira, Inc. (Canada)* ...............         66,769
 110,000     Celgene Corp.* ........................      1,058,750
 155,000     ImClone Systems, Inc.* ................      1,918,125
  40,000     Immunex Corp.* ........................      2,810,000
  75,000     KV Pharmaceutical Co. (Class A)*.......      1,518,750
 100,000     MedImmune, Inc.* ......................      5,875,000
                                                       ------------
                                                         28,719,894
                                                       ------------
             Business Services (1.9%)
 110,000     IMS Health Inc. .......................      6,909,375
                                                       ------------
             Chemicals -- Diversified (2.3%)
 140,000     Monsanto Co. ..........................      7,927,500
                                                       ------------
             Commercial Services (1.0%)
 157,500     Medquist, Inc.* .......................      3,642,187
                                                       ------------
             Computer Software (0.5%)
  50,000     Cerner Corp.* .........................      1,418,750
  15,000     QuadraMed Corp.* ......................        438,750
                                                       ------------
                                                          1,857,500
                                                       ------------
             Computer Software & Services (1.5%)
 110,000     Dendrite International, Inc.* .........      5,101,250
                                                       ------------
             Computers (0.3%)
  20,000     IDX Systems Corp.* ....................        992,500
                                                       ------------
             Distributors -- Food & Health (3.0%)
 110,000     Cardinal Health, Inc. .................     10,566,875
                                                       ------------
             Drugs (16.0%)
  30,000     Barr Laboratories, Inc.* ..............        969,375
  85,000     Bristol-Myers Squibb Co. ..............      9,684,687
 100,000     Elan Corp. PLC (ADR) (Ireland)*........      7,200,000
 100,000     Forest Laboratories, Inc.* ............      3,750,000
  65,000     Glaxo Wellcome PLC (ADR)
             (United Kingdom) ......................      3,952,812
  80,000     Hoechst AG (ADR) (Germany) ............      3,625,000
  40,000     Intelligent Polymers Ltd. (Units) ++* .        880,000
 100,000     Labopharm Inc. (Canada)* ..............        185,234
 210,000     Maxim Pharmaceuticals, Inc.* ..........      3,963,750
 150,000     Mylan Laboratories, Inc. ..............      4,078,125
  64,000     Novo Nordisk A/S (ADR) (Denmark) ......      4,224,000


 NUMBER OF
  SHARES                                                  VALUE
-------------------------------------------------------------------
  60,000     Rhone-Poulenc S.A. (ADR) (France) .....   $  3,240,000
 120,000     Schering-Plough Corp. .................     11,610,000
                                                       ------------
                                                         57,362,983
                                                       ------------
             Drugs & Healthcare (0.6%)
  50,000     Abbott Laboratories ...................      2,078,125
                                                       ------------
             Finance (1.0%)
  70,000     HealthCare Financial Partners, Inc.* ..      3,508,750
                                                       ------------
             Health Equipment & Services (1.7%)
 115,000     DVI, Inc.* ............................      2,364,687
 150,000     United Payors & United Providers, Inc.*      3,750,000
                                                       ------------
                                                          6,114,687
                                                       ------------
             Healthcare (3.6%)
 215,000     Allegiance Corp. ......................     12,711,875
                                                       ------------
             Healthcare -- Diversified (3.5%)
  42,500     Access Health, Inc.* ..................      1,115,625
 150,000     Warner-Lambert Co. ....................     11,334,375
                                                       ------------
                                                         12,450,000
                                                       ------------
             Healthcare -- Drugs (5.3%)
  35,000     Lilly (Eli) & Co. .....................      2,353,750
  15,000     Merck & Co., Inc. .....................      1,849,688
  90,000     Pfizer, Inc. ..........................      9,900,000
 100,000     Pharmacia & Upjohn, Inc. ..............      4,737,500
                                                       ------------
                                                         18,840,938
                                                       ------------
             Healthcare -- Miscellaneous (2.8%)
  85,200     Bergin Brunswig Corp. (Class A)........      4,515,600
  50,000     Envoy Corp.* ..........................      1,868,750
 120,000     Trigon Healthcare, Inc.* ..............      3,757,500
                                                       ------------
                                                         10,141,850
                                                       ------------
             Hospital Management (3.3%)
 180,000     Renal Care Group, Inc.* ...............      7,357,500
 150,166     Total Renal Care Holdings, Inc.* ......      4,570,678
                                                       ------------
                                                         11,928,178
                                                       ------------
             Manufacturing (0.7%)
  35,000     Axogen Ltd. (Units) ++* ...............      2,537,500
                                                       ------------
             Medical Equipment (4.7%)
 125,000     IGEN International, Inc.* .............      4,671,875
 100,000     Medtronic, Inc. .......................      6,193,750
 100,000     STERIS Corp.* .........................      6,100,000
                                                       ------------
                                                         16,965,625
                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1998, continued

 NUMBER OF
   SHARES                                                  VALUE
--------------------------------------------------------------------
              Medical Products & Supplies (18.5%)
  40,000      Baxter International, Inc. ............   $  2,390,000
 110,000      Becton, Dickinson & Co. ...............      9,088,750
  70,000      Biomatrix, Inc.* ......................      3,828,125
  50,000      Biomet, Inc. ..........................      1,550,000
  19,700      Cryolife, Inc.* .......................        265,950
 100,000      Eclipse Surgical Technologies, Inc.*           756,250
 100,000      Hanger Orthopedic Group, Inc.* ........      1,700,000
 100,000      IDEXX Laboratories, Inc.* .............      2,250,000
  40,000      Invacare Corp. ........................        937,500
 220,000      Lincare Holdings, Inc.* ...............      8,607,500
 100,000      Maxxim Medical, Inc.* .................      2,537,500
 120,000      McKesson Corp. ........................      9,675,000
  50,000      MiniMed, Inc.* ........................      2,537,500
  40,000      NewVision Technology, Inc. (Units) ++*         125,000
  25,000      Omnicare, Inc. ........................        989,063
 100,000      Patterson Dental Co.* .................      3,637,500
  80,000      ResMed, Inc.* .........................      3,590,000
 100,000      Serologicals Corp.* ...................      3,075,000
 130,000      Trex Medical Corp.* ...................      2,193,750
 100,000      VISX, Inc.* ...........................      6,250,000
                                                        ------------
                                                          65,984,388
                                                        ------------
              Medical Services (2.7%)
 318,160      HBO & Co. .............................      9,365,835
  50,000      Health Management Systems, Inc.*               412,500
                                                        ------------
                                                           9,778,335
                                                        ------------
              Medical Software/Services (0.9%)
 120,000      Medical Manager Corp.* ................      3,315,000
                                                        ------------
              Medical Supplies (0.6%)
 105,000      Priority Healthcare Corp.* ............      2,257,500
                                                        ------------
              Miscellaneous (1.7%)
  80,000      Advance Paradigm, Inc.* ...............      1,840,000
  70,000      National Data Corp. ...................      2,883,125
  55,000      Shire Pharmaceuticals Group PLC (ADR)
              (United Kingdom)* .....................      1,320,000
                                                        ------------
                                                           6,043,125
                                                        ------------
              Pharmaceuticals (5.6%)
  90,000      Andrx Corp.* ..........................      3,217,500
  50,001      Bindley Western Industries, Inc. ......      1,531,281
  50,000      BioChem Pharma Inc. (Canada)* .........      1,196,875
  90,000      Coulter Pharmaceutical, Inc.* .........   $  2,351,250


 NUMBER OF
   SHARES                                                  VALUE
--------------------------------------------------------------------
 220,000      Cypros Pharmaceutical Corp.* ..........        742,500
 105,000      Pharmacyclics, Inc.* ..................      2,441,250
 100,000      SangStat Medical Corp.* ...............      2,350,000
 140,000      Vical, Inc.* ..........................      1,610,000
 100,000      Watson Pharmaceuticals, Inc.* .........      4,512,604
                                                        ------------
                                                          19,953,260
                                                        ------------
              Retail -- Drug Stores (1.2%)
 100,000      Walgreen Co. ..........................      4,318,750
                                                        ------------
              Retail -- Specialty (0.9%)
  80,736      CVS Corp. .............................      3,310,177
                                                        ------------

              TOTAL COMMON STOCKS
              (Identified Cost $279,270,534).........    335,318,127
                                                        ------------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
 ---------
              SHORT-TERM INVESTMENT (a) (6.4%)
              U.S. GOVERNMENT AGENCY
$ 22,900      Federal Home Loan Mortgage
              Corp. 5.56% due 08/03/98
              (Amortized Cost $22,892,926)...........     22,892,926
                                                        ------------


TOTAL INVESTMENTS
(Identified Cost $302,163,460) (b).....       100.2%      358,211,053
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS ......................       ( 0.2)         (804,961)
                                              -----       -----------
NET ASSETS ............................       100.0%     $357,406,092
                                              =====      ============

---------------
ADR    American Depository Receipt.

 *     Non-income producing security.

++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.

(a) Security was purchased on a discount basis. The interest rate shown has been justed to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $64,477,409 and the aggregate gross unrealized depreciation is $8,429,816, resulting in net unrealized appreciation of $56,047,593.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998

ASSETS :
Investments in securities, at value
  (identified cost $302,163,460)................................... $358,211,053
Cash ..............................................................       80,753
Receivable for:
  Investments sold ................................................    4,688,541
  Shares of beneficial interest sold ..............................      237,159
  Dividends .......................................................       39,592
Prepaid expenses and other assets .................................       18,336
                                                                    ------------
  TOTAL ASSETS ....................................................  363,275,434
                                                                    ------------
LIABILITIES:
Payable for:
  Investments purchased ...........................................    4,679,938
  Shares of beneficial interest repurchased .......................      439,762
  Investment management fee .......................................      317,756
  Plan of distribution fee ........................................      317,233
Accrued expenses and other payables ...............................      114,653
                                                                    ------------
  TOTAL LIABILITIES ...............................................    5,869,342
                                                                    ------------
  NET ASSETS ...................................................... $357,406,092
                                                                    ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................................... $234,294,758
Net unrealized appreciation .......................................   56,041,955
Accumulated net investment loss ...................................      (36,149)
Accumulated undistributed net realized gain .......................   67,105,528
                                                                    ------------
  NET ASSETS ...................................................... $357,406,092
                                                                    ============
CLASS A SHARES:
Net Assets ........................................................ $    260,232
Shares Outstanding (unlimited authorized, $.01 par value) .........       16,995
  NET ASSET VALUE PER SHARE ....................................... $      15.31
                                                                    ============
  MAXIMUM OFFERING PRICE PER SHARE,
    (net asset value plus 5.54% of net asset value) ............... $      16.16
                                                                    ============
CLASS B SHARES:
Net Assets ........................................................ $355,416,328
Shares Outstanding (unlimited authorized, $.01 par value) .........   23,349,092
  NET ASSET VALUE PER SHARE ....................................... $      15.22
                                                                    ============
CLASS C SHARES:
Net Assets ........................................................ $    485,460
Shares Outstanding (unlimited authorized, $.01 par value) .........       31,881
  NET ASSET VALUE PER SHARE ....................................... $      15.23
                                                                    ============
CLASS D SHARES:
Net Assets ........................................................ $  1,244,072
Shares Outstanding (unlimited authorized, $.01 par value) .........       81,022
  NET ASSET VALUE PER SHARE ....................................... $      15.35
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended July 31, 1998

NET INVESTMENT INCOME:
INCOME
Dividends (net of $16,053 foreign withholding tax).........  $     796,300
Interest ..................................................        767,661
                                                             -------------
  TOTAL INCOME ............................................      1,563,961
                                                             -------------
EXPENSES
Investment management fee .................................      4,024,502
Plan of distribution fee (Class A shares) .................            345
Plan of distribution fee (Class B shares) .................      4,014,573
Plan of distribution fee (Class C shares) .................          2,652
Transfer agent fees and expenses ..........................        691,372
Registration fees .........................................        118,291
Shareholder reports and notices ...........................         82,210
Professional fees .........................................         56,934
Custodian fees ............................................         46,335
Trustees' fees and expenses ...............................         17,495
Organizational expenses ...................................          8,034
Other .....................................................          6,546
                                                             -------------
  TOTAL EXPENSES ..........................................      9,069,289
                                                             -------------
  NET INVESTMENT LOSS .....................................     (7,505,328)
                                                             -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .........................................    100,959,963
Net change in unrealized appreciation .....................    (55,763,026)
                                                             -------------
  NET GAIN ................................................     45,196,937
                                                             -------------
NET INCREASE ..............................................  $  37,691,609
                                                             =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR    FOR THE YEAR
                                                            ENDED            ENDED
                                                        JULY 31, 1998   JULY 31, 1997 *
                                                       --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................  $  (7,505,328)  $  (9,365,663)
Net realized gain ....................................    100,959,963      14,671,544
Net change in unrealized appreciation ................    (55,763,026)     23,334,942
                                                        -------------   -------------
  NET INCREASE .......................................     37,691,609      28,640,823
                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................         (7,675)             --
Class B shares .......................................    (29,731,527)    (28,286,327)
Class C shares .......................................        (13,129)             --
Class D shares .......................................         (1,158)             --
                                                        -------------   -------------
  TOTAL DISTRIBUTIONS ................................    (29,753,489)    (28,286,327)
                                                        -------------   -------------
Net decrease from transactions in shares of beneficial
  interest ...........................................    (73,239,092)    (20,523,010)
                                                        -------------   -------------
  NET DECREASE .......................................    (65,300,972)    (20,168,514)
NET ASSETS:
Beginning of period ..................................    422,707,064     442,875,578
                                                        -------------   -------------
  END OF PERIOD
   (Including net investment losses of $36,149 and
   $32,076, respectively) ............................  $ 357,406,092   $ 422,707,064
                                                        =============   =============

---------------------
*  Class A, Class C and Class D shares were issued July 28, 1997.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Health Sciences Trust (the "Fund") , formerly Dean Witter Health Sciences Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing in securities of companies in the health sciences industry throughout the world. The Fund was organized as a Massachusetts business trust on May 26, 1992 and commenced operations on October 30, 1992. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) short-term debt securities having a maturity date of more than sixty days at time of

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost; and (5) the market value of foreign denominated portfolio securities is translated at the exchange rate prevailing at the end of the period.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $162,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of October 30, 1997.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 1.0% to the portion of daily net assets not exceeding $500 million and 0.95% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's book and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $13,965,055 at July 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $944,044, and $249, respectively and received $4,691, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1998, aggregated $538,689,234 and $664,660,038, respectively.

At July 31, 1998, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with DWR of $946,688 and $1,420,888, respectively.

For the year ended July 31, 1998, the Fund incurred brokerage commissions of $38,725 with DWR for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

For the year ended July 31, 1998, the Fund incurred brokerage commissions of $33,730 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $11,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,569. At July 31, 1998, the Fund had an accrued pension liability of $36,149 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS

At July 31, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and accumulated net investment loss was credited $7,501,255.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                    FOR THE YEAR                       FOR THE YEAR
                                                       ENDED                               ENDED
                                                    JULY 31, 1998                      JULY 31, 1997*
                                           -----------------------------      -----------------------------
                                              SHARES           AMOUNT           SHARES           AMOUNT
                                           -----------     -------------      -----------     -------------
CLASS A SHARES
Sold ..................................        152,175     $   2,404,229              667     $      10,018
Reinvestment of distributions .........            558             7,674               --                --
Redeemed ..............................       (136,405)       (2,170,034)              --                --
                                              --------     -------------              ---     -------------
Net increase - Class A ................         16,328           241,869              667            10,018
                                              --------     -------------              ---     -------------
CLASS B SHARES
Sold ..................................      6,622,726       102,936,128       12,042,815       183,250,429
Reinvestment of distributions .........      2,032,581        27,866,668        1,860,102        26,655,267
Redeemed ..............................    (13,300,594)     (205,944,607)     (15,501,740)     (230,468,760)
                                           -----------     -------------      -----------     -------------
Net decrease - Class B ................     (4,645,287)      (75,141,811)      (1,598,823)      (20,563,064)
                                           -----------     -------------      -----------     -------------
CLASS C SHARES
Sold ..................................         36,728           575,630            1,329            20,018
Reinvestment of distributions .........            941            12,903               --                --
Redeemed ..............................         (7,117)         (111,331)              --                --
                                           -----------     -------------      -----------     -------------
Net increase - Class C ................         30,552           477,202            1,329            20,018
                                           -----------     -------------      -----------     -------------
CLASS D SHARES
Sold ..................................        211,349         3,206,216              667            10,018
Reinvestment of distributions .........             83             1,142               --                --
Redeemed ..............................       (131,077)       (2,023,710)              --                --
                                           -----------     -------------      -----------     -------------
Net increase - Class D ................         80,355         1,183,648              667            10,018
                                           -----------     -------------      -----------     -------------
Net decrease in Fund ..................     (4,518,052)    $ (73,239,092)      (1,596,160)    $ (20,523,010)
                                           ===========     =============      ===========     =============

---------------
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through July 31, 1997.

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                               FOR THE YEAR ENDED JULY 31,
                                                    -----------------------------------------------
                                                         1998++          1997**           1996
                                                    --------------- --------------- ---------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $15.10          $14.97          $12.88
                                                         ------          ------          ------
Net investment loss ...............................       (0.31)          (0.31)          (0.26)
Net realized and unrealized gain (loss) ...........        1.59            1.39            3.44
                                                         ------          ------          ------
Total from investment operations ..................        1.28            1.08            3.18
                                                         ------          ------          ------
Less distributions from net realized gain .........       (1.16)          (0.95)          (1.09)
                                                         ------          ------          ------
Net asset value, end of period ....................      $15.22          $15.10          $14.97
                                                         ======          ======          ======
TOTAL INVESTMENT RETURN+ ..........................        9.33 %          7.55 %          24.84 %
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................        2.26 %          2.25 %          2.20 %
Net investment loss ...............................       (1.87)%         (2.08)%        ( 2.03)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........    $355,416        $422,667        $442,876
Portfolio turnover rate ...........................         139 %            85 %            63 %


                     [RESTUB TABLLE CONTINUOUS FROM ABOVE]

                                                                                      FOR THE PERIOD
                                                      FOR THE YEAR ENDED JULY 31,    OCTOBER 30, 1992*
                                                    -------------------------------      THROUGH
                                                          1995            1994         JULY 31, 1993
                                                    --------------- --------------- ------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $ 9.32            $9.22          $10.00
                                                         ------            -----          ------
Net investment loss ...............................       (0.24)           (0.22)          (0.08)
Net realized and unrealized gain (loss) ...........        3.80             0.32           (0.70)
                                                         ------            -----          ------
Total from investment operations ..................        3.56             0.10           (0.78)
                                                         ------            -----          ------
Less distributions from net realized gain .........        --               --             --
                                                         ------            -----          ------
Net asset value, end of period ....................      $12.88           $9.32            $9.22
                                                         ======           =====           ======
TOTAL INVESTMENT RETURN+ ..........................       38.20 %          1.08 %          (7.80)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................        2.30 %          2.30 %           2.38 %(2)
Net investment loss ...............................       (2.05)%         (2.06)%         ( 1.38)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........    $273,735        $228,573         $231,646
Portfolio turnover rate ...........................         145 %           106 %             55 %(1)

-------------
 *  Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                        FOR THE PERIOD
                                                     FOR THE YEAR       JULY 28, 1997*
                                                         ENDED              THROUGH
                                                   JULY 31, 1998++      JULY 31, 1997++
--------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............    $15.10               $15.03
                                                       ------               ------
Net investment loss ...............................     (0.18)                --
Net realized and unrealized gain ..................      1.55                 0.07
                                                       ------               ------
Total from investment operations ..................      1.37                 0.07
                                                       ------               ------
 Less distributions from net realized gain.........     (1.16)                --
                                                       ------               ------
Net asset value, end of period ....................    $15.31               $15.10
                                                       ======               ======
TOTAL INVESTMENT RETURN+ ..........................      9.94 %               0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................      1.51 %               1.57 %(2)
Net investment loss ...............................     (1.06)%              (0.55)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $260                  $10
Portfolio turnover rate ...........................       139 %                 85 %
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............    $15.10               $15.03
                                                       ------               ------
Net investment loss ...............................     (0.29)                --
Net realized and unrealized gain ..................      1.58                 0.07
                                                       ------               ------
Total from investment operations ..................      1.29                 0.07
                                                       ------               ------
 Less distributions from net realized gain.........     (1.16)                --
                                                       ------               ------
Net asset value, end of period ....................    $15.23               $15.10
                                                       ======               ======
TOTAL INVESTMENT RETURN+ ..........................      9.40 %               0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................      2.27 %               2.31 %(2)
Net investment loss ...............................     (1.78)%              (1.28)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $485                  $20
Portfolio turnover rate ...........................       139 %                 85 %

--------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued

                                                                            FOR THE PERIOD
                                                         FOR THE YEAR       JULY 28, 1997*
                                                            ENDED               THROUGH
                                                       JULY 31, 1998++      JULY 31, 1997++
                                                      -----------------   ------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............        $15.10                $15.03
                                                           ------                ------
Net investment loss ...............................         (0.14)                 --
Net realized and unrealized gain ..................          1.55                  0.07
                                                           ------                ------
Total from investment operations ..................          1.41                  0.07
                                                           ------                ------
 Less distributions from net realized gain.........         (1.16)                 --
                                                           ------                ------
Net asset value, end of period ....................        $15.35                $15.10
                                                           ======                ======
TOTAL INVESTMENT RETURN+ ..........................         10.22 %                0.47 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.26 %                1.31 %(2)
Net investment loss ...............................         (0.79)%               (0.29)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $1,244                   $10
Portfolio turnover rate ...........................           139 %                  85 %

--------------
 *  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Health Sciences Trust (the "Fund"), formerly Dean Witter Health Sciences Trust, at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 10, 1998



                      1998 FEDERAL TAX NOTICE (unaudited)

      During the year ended July 31, 1998, the Fund paid to its shareholders $1.00 per share from long-term capital gains. Of this $1.00 distribution, $0.34 is taxable as 28% rate gain and $0.66 is taxable as 20% rate gain.

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Ronald J. Worobel
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY
DEAN WITTER
HEALTH SCIENCES
TRUST


ANNUAL REPORT
JULY 31, 1998